                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

(X)     Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )     Definitive Proxy Statement
( )     Definitive Additional Materials
( )     Soliciting Material Pursuant to Section 240.14a-12

                            GREEN FUSION CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee  (Check the appropriate box):

(X)     No fee required

( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )     Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                            GREEN FUSION CORPORATION
                         750 Terminal Avenue, Suite 208
                             Vancouver, BC  V6A 2M5
                              Tel:  (604) 713-8052
                              Fax:  (604) 484-4945

     NOTICE OF CONSENT REQUESTED FROM SHAREHOLDERS WITHOUT A SPECIAL MEETING

To  the  Shareholders  of  Green  Fusion  Corporation.

NOTICE IS HEREBY GIVEN that the Board of Directors of Green Fusion Corporation, a Nevada corporation (the "Company") are soliciting the written consent and approval from the shareholders of the Company to take corporate action approving and consenting to the following matters without the necessity of holding a special meeting of the shareholders:

1. the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each five currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock (the "Reverse Split");

2. the amendment to the Articles of Incorporation to change the name of the Company from "Green Fusion Corporation" to "House of Brussels Chocolates Inc.";

3. the amendment to the Articles of Incorporation to decrease the number of authorized shares of the common stock of the Company from 100,000,000 shares to 60,000,000 shares;

4. the amendment to the Articles of Incorporation to create an authorized class of 4,000,000 shares of preferred stock; and

5. the amendment to the Articles of Incorporation to remove the requirement of cumulative voting for the election of directors of the Corporation.

Your attention is directed to the Consent Statement accompanying this Notice which more fully describes the foregoing proposals. The Board of Directors has fixed the close of business on February 4, 2003, as the record date (the "Record Date") for the determination of the stockholders entitled to vote on the corporate actions for which consent and approval is being solicited.

The Board of Directors has fixed the close of business on February 27, 2003 as the date by which written consents and approvals are to be received by shareholders of record of a majority of the issued and outstanding common stock to effect the action on the proposals for which action is being sought. Shares can be voted only if the holder completes, signs and returns the Consent/Proxy form concerning the proposals for which consent and approval is being solicited by the Board of Directors of the Company.

The officers and directors of the Company request that you vote in connection with the corporate action upon which consent and approval is being solicited. To insure your participation, you are urged to mark, date, sign and return the enclosed Consent/Proxy as promptly as possible.

YOU MAY REVOKE YOUR CONSENT/PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT STATEMENT AT ANY TIME BEFORE ACTION AUTHORIZED BY SIGNED CONSENTS/PROXIES BECOMES EFFECTIVE.

By Order of the Board of Directors,

/s/ Evan Baergen

Evan Baergen, President
February 17, 2003

                                   IMPORTANT
SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED CONSENT/PROXY TO THE COMPANY PRIOR TO FEBRUARY 27, 2003.

                            GREEN FUSION CORPORATION
                         750 Terminal Avenue, Suite 208
                             Vancouver, BC  V6A 2M5
                              Tel:  (604) 713-8052
                              Fax:  (604) 484-4945


                               CONSENT STATEMENT

This Consent Statement and the accompanying consent/proxy card are furnished to the holders of the Common Stock of Green Fusion Corporation, a Nevada corporation (the "Company") by the Board of Directors of the Company (the "Board") in connection with the solicitation of written consents from shareholders of the Company to take action by shareholders consent as specified herein without the necessity of holding a Special Meeting of the Shareholders, as permitted by Nevada law.

The Board is asking the holders of common stock of the Company to consent in writing and approve the following proposed corporate actions (the "Proposed Corporate Actions"):

1. the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each five currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock (the "Reverse Split");

2. the amendment to the Articles of Incorporation to change the name of the Company from "Green Fusion Corporation" to "House of Brussels Chocolates Inc.";

3. the amendment to the Articles of Incorporation to decrease the number of authorized shares of the common stock of the Company from 100,000,000 shares to 60,000,000 shares;

4. the amendment to the Articles of Incorporation to create an authorized class of 4,000,000 shares of preferred stock; and

5. the amendment to the Articles of Incorporation to remove the requirement of cumulative voting for the election of directors of the Corporation.

The Company's board of directors approved and recommended the shareholders of the Company approve the Proposed Corporate Actions pursuant to a written consent dated February 4, 2003. If each of the Proposed Corporate Actions are approved by the shareholders of the Company, the amendments to the Articles of Incorporation of the Company will be effected by the filing of Restated Articles of Incorporation with the Secretary of State of Nevada. A copy of the form of Restated Articles of Incorporation to be filed as attached to this Consent Statement as Exhibit No. 1.

This Consent Statement, together with the Notice of Consent Requested from Shareholders Without Special Meeting and the accompanying Consent/Proxy card, is to be first mailed to Company shareholders on or about February 17, 2003.

                         GENERAL INFORMATION CONCERNING
                     SOLICITATION OF CONSENTS AND PROCEDURES

The Consent Procedure

The Reverse Split and the amendments to the Articles of Incorporation each require approval of the Company's shareholders under Nevada corporate law. The elimination of the need for a special meeting of shareholders to approve the Proposed Corporate Actions is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS") which provides that the written consent of shareholders holding at least a majority of the voting power may be substituted for such a special meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to approve the Proposed Corporate Actions. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Proposed Corporate Actions as early as possible to accomplish the purposes of the Company as hereafter described, the board of directors of the Company voted to proceed with the Proposed Corporate Actions by obtaining the written consent of shareholders holding a majority of the voting power of the Company. The Company has no provision in its Articles of Incorporation which affects or alters the procedure for obtaining consent from shareholders as set forth herein. Also, the Company's Bylaws, as amended, specifically authorize the taking of action upon written consent of shareholders owning at least a majority of the voting power without a meeting as set forth herein.

In the case of this solicitation of consents, written unrevoked Consents/Proxies from holders of record of a majority of the issued and outstanding shares of common stock as of the record date must be delivered to the Company to effect the action as to which shareholder consent and approval is being sought hereunder. The deadline for the delivery to the Company of written
Consents/Proxies  is  February  27,  2003.

The Record Date

The board of directors of the Company has fixed the close of business on February 4, 2003 (the "Record Date") as the record date for the determination of
shareholders  entitled  to  approve  the  Proposed  Corporate  Actions.   Only
shareholders of the Company as of the Record Date are entitled tender and submit to the Company written consents/proxies whereby they vote on the Proposed Corporate Actions described herein. As of the Record Date, there were 78,177,980 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders.

Solicitation of Consents

Solicitation of consents by the Board will initially be made by mail, but may also be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by directors, officers and regular employees of the Company for no additional or special compensation, In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries may be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out of pocket expenses incurred in connection therewith. The cost of solicitation of written consents/proxies to approve and consent to the corporate actions described herein will be borne by the Company.

Effectiveness and Revocation of Consents

The corporate actions proposed herein will be adopted when properly completed, unrevoked Consents/Proxies are signed by the holders of record of Company shareholders having a majority of the voting power of the outstanding shares of Common Stock and submitted to the Company; provided, however, that all Consent/Proxies will expire, unless delivered and present to the Company, on February 27, 2003. Because a consent to corporate action is effective only if expressed by holders of record of majority of the voting power of the outstanding shares of Common Stock, the failure to execute a Consent/Proxy has the same effect as the withholding of consent for any proposal.

The Company plans to present the results of a successful solicitation with respect to the corporate actions proposed herein as soon as possible. Shareholders are requested to tender and submit their completed Consent/Proxy form to the Company at the following address:

               Green Fusion Corporation
               750 Terminal Avenue, Suite 208
               Vancouver, BC  V6A 2M5
               Tel:  (604) 713-8052
               Fax:  (604) 484-4945
               Attn:  Mr. Evan Baergen

Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as votes against the Proposed Corporate Actions. Broker non-votes will not be counted for purposes of determining the number of votes cast.

If a Consent/Proxy card is properly signed and returned to the Company on or before February 27, 2003, unless properly revoked, the shares represented by that Consent/Proxy card will be voted in accordance with the instructions specified thereon. If a Consent/Proxy card is properly signed and returned to the Company on or prior to February 27, 2003 without voting instructions, it will be voted "FOR" the Proposed Corporate Actions.

An executed Consent/Proxy form may be revoked by a shareholder at any time before expiration by marking, dating, signing and delivering to the Secretary of the Company a written revocation before the time that the action authorized by the executed Consent/Proxy becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Consent/Proxy previously given is no longer effective. The delivery of a subsequently dated Consent/Proxy form which is properly marked, dated, signed and delivered to the Company will constitute a revocation of any earlier Consent/Proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of February 4, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

--------------------------------------------------------------------------------
                                                       NUMBER OF
                                                       SHARES OF      PERCENTAGE
TITLE OF         NAME AND ADDRESS                      COMMON         OF COMMON
CLASS            OF BENEFICIAL OWNER                   STOCK          STOCK(1)
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
Common Stock     L. EVAN BAERGEN                       20,769,467(2)    26.57%
                 750 Terminal Avenue, Suite 208
                 Vancouver, BC  V6A 2M5
                 Director, Chief Financial Officer,
                 President, Secretary and Treasurer
--------------------------------------------------------------------------------
Common Stock     GRANT PETERSEN                        20,425,719(3)    26.13%
                 750 Terminal Avenue, Suite 208
                 Vancouver, BC  V6A 2M5
                 Director
--------------------------------------------------------------------------------
Common Stock     STEPHEN WHITTINGTON                   NIL              NIL
                 750 Terminal Avenue, Suite 208
                 Vancouver, BC  V6A 2M5
                 Director and Chief Executive Officer
--------------------------------------------------------------------------------
Common Stock     All Officers and Directors as a       41,195,181       52.69%
                 Group (3 persons)
--------------------------------------------------------------------------------
5% SHAREHOLDERS
--------------------------------------------------------------------------------
Common Stock     Siemens Industries Ltd. and           20,034,699(4)    25.63%
                 Richard Siemens
                 c/o 3100 Vancouver Centre,
                 PO Box 11504,
                 650 West Georgia Street,
                 Vancouver, BC  V6B 4P7
--------------------------------------------------------------------------------
Common Stock     Hong Kong Base Limited                 6,775,684        8.67%
                 and Chun Sui Fun
                 Unit C26/F CNT Tower,
                 Hennessy Road
                 Wanchai, Hong Kong
--------------------------------------------------------------------------------
Common Stock     W.J. Loewen Ltd. and                   6,131,422(5)     7.84%
                 William Loewen
                 c/o 3100 Vancouver Centre,
                 PO Box 11504,
                 650 West Georgia Street,
                 Vancouver, BC  V6B 4P7
--------------------------------------------------------------------------------
Common Stock     Theodore Labella                       7,324,178        9.37%
                 53 Cedar Street
                 Middletown, CT  06457
--------------------------------------------------------------------------------


1) Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.

     Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on February 4, 2003. As of February 4, 2003, there were 78,177,980 shares of our common stock issued and outstanding.

(2) Consists of 12,477,067 shares held by Mr. Baergen and 8,292,400 shares that may be acquired within 60 days of the date hereof by the exercise of share purchase warrants held by Mr. Baergen.

(3) Consists of 10,925,719 shares held directly by Mr. Petersen, 2,000,000 shares held indirectly by Mr. Petersen and 7,500,000 shares that may be acquired within 60 days of the date hereof by the exercise of share purchase warrants held by Mr. Petersen.

(4) Consists of 18,703,449 shares held by Siemens Industries Ltd. and 1,331,250 shares owned by a private corporation of which Mr. Siemens and Mr. Lowen each own a 50% beneficial interest.

(5) Consists of 4,800,172 shares held by W.J. Loewen Ltd. and 1,331,250 shares owned by a private corporation of which Mr. Loewen and Mr. Siemens each own a 50% beneficial interest.


================================================================================

                                 PROPOSAL NO. 1

                       REVERSE SPLIT OF OUTSTANDING SHARES

On February 4, 2003, our board of directors unanimously executed a written consent authorizing and recommending that our shareholders approve the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each five currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock. The Reverse Split will consolidate all of the outstanding shares of common stock on the basis of one new share of common stock for each five currently issued and outstanding shares of common stock without correspondingly changing the number of authorized shares of common stock.

Purpose of the Reverse Split

The purpose of the Reverse Split is to reduce the number of shares of common stock outstanding so that our common stock will trade at a higher price per share.

Effect of the Reverse Split

The Reverse Split will decrease the number of outstanding common shares but will not affect any stockholder's proportionate interest in the Company, except for minor differences resulting from the rounding up of fractional shares. Our common stock upon completion of the Reverse Split will continue to be fully paid and non-assessable. The number of shareholders will remain unchanged. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the Reverse Split will not affect our total shareholders' equity. All share and per share information will be retroactively adjusted to reflect the reverse split for all periods presented in our future financial reports and regulatory filings.

While it is expected that the Reverse Split will result in an increase in the market price of our common stock, there can be no assurance that our common stock will trade at a multiple of four times our current price, or that any such increase will be sustained. If the market price of our common stock declines after the implementation of the Reverse Split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would be the case in the absence of a Reverse Split.

The possibility exists that the reduced number of outstanding shares will adversely affect the market for our common stock by reducing the relative level of liquidity. In addition, the Reverse Split will increase the number of the shareholders who own odd lots, or less than 100 shares. Shareholders who own odd lots typically find it difficult to sell their shares and frequently find odd lot sales more expensive than round lot sales of 100 shares or more. Consequently, there can be no assurance that the Reverse Split will achieve the desired results outlined above.

The Reverse Split, by itself, will not affect the number of authorized shares of common stock outstanding. These authorized and unissued shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors in accordance with the NRS, our amended Articles of Incorporation and our bylaws.

We will not become a private company as a result of the Reverse Split and our common stock will continue to be quoted on the OTC Bulletin Board.

Effectiveness of the Reverse Split

The Reverse Split will become effectively upon approval by the shareholders of the Company.

No Appraisal Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the Reverse Split.

Required Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE REVERSE SPLIT.

                                 PROPOSAL NO. 2

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

On February 4, 2003, our Board of Directors unanimously executed a written consent authorizing and recommending that our shareholders approve a proposal to change the name of the Company from "Green Fusion Corporation" to "House of Brussels Chocolates Inc.". The Board believes that the new name, House of Brussels Chocolates Inc., will more accurately reflect the Company's current business activities of manufacturing and marketing gourmet chocolate products under the "House of Brussels" brand name. Our Board believes that the new name will promote public recognition of the Company and more accurately reflect the Company's products and business focus.

Effectiveness of the Name Change

If approved by the Company's shareholders, the change in our name will become effective upon the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Board intends to file the Restated Articles of Incorporation as soon as practicable once shareholder approval is obtained.

No Appraisal Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to a change in the name of our company.

Required Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE.

                                 PROPOSAL NO. 3

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
            DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On February 10, 2003, the board of directors approved an amendment to our Articles of Incorporation to the decrease to the number of authorized shares of the common stock of the Company from 100,000,000 shares to 60,000,000 shares. The board of directors has determined that it would be in the best interests of the Company to amend our Articles of Incorporation to decrease the number of authorized shares of common stock from 100,000,000 shares to 60,000,000 shares. The decrease to the authorized number of shares of common stock will not have any impact on the currently issued and outstanding shares of the Company's common stock. The decrease will not affect the rights and restrictions of any issued and outstanding shares of the Company's common stock or any unissued shares, other than to reduce the number of unissued shares available for issue.

Effectiveness of the Decrease to Authorized Number of Shares of Common Stock

If approved by the Company's shareholders, the decrease to the number of authorized shares of common stock will become effective upon the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Board intends to file the Restated Articles of Incorporation as soon as practicable once shareholder approval is obtained.

No Appraisal Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the decrease to the number of authorized shares of common stock.

Required Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 4

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
        CREATE A CLASS OF 4,000,000 SHARES OF AUTHORIZED PREFERRED STOCK

On February 10, 2003, the board of directors approved an amendment to the Company's Articles of Incorporation to create an authorized class of 4,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

The Board of Directors has determined that it would be in the best interests of the Company to authorize the creation of 4,000,000 shares of Preferred Stock. Under the terms of the Preferred Stock, the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board.

The Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to authorize a class of Preferred Stock in order to facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility. The Board of Directors believes that the creation of the class of Preferred Stock may assist the Company in achieving its business objectives by making financing easier to obtain. Under the terms of the Preferred Stock, the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. The Board will be permitted to issue Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock could rank senior to the common stock of the Company with respect to dividends and liquidation rights. The Company does not presently have any plans, agreements, understandings or arrangements that will, or could result in, the issuance of any Preferred Stock.

Possible Effects Of Amendment Regarding Preferred Stock

Even though not intended by the Board, the possible overall effect of the amendment on the holders of Common Stock (the "Common Stockholders") may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stockholders' voting power and percentage ownership of the Company would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.

If shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional shareholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

Effectiveness of the Creation of the Authorized Class of Preferred Stock

If approved by the Company's shareholders, the creation of the authorized class of preferred stock will become effective upon the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Board intends to file the Restated Articles of Incorporation as soon as practicable once shareholder approval is obtained.

No Appraisal Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the creation of the authorized class of preferred stock.

Required Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CREATE THE
AUTHORIZED  CLASS  OF  PREFERRED  STOCK.

                                 PROPOSAL NO. 5

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
                   REMOVE THE REQUIREMENT OF CUMULATIVE VOTING

On February 4, 2003, the board of directors approved an Amendment to the Articles of Incorporation to remove the requirements of cumulative voting.

Cumulative voting for directors entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder, multiplied by the number of directors to be elected. Shareholders may then cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors who would not be able to elect any directors in the absence of cumulative voting.

Upon effectiveness of the amendment, directors of the Company will be elected by a plurality of the votes. Each shareholder will have one vote for each voting share held by the shareholder for each director to be elected. Directors receiving the most number of votes will be elected to the board of directors of the Company.

Effectiveness of the Elimination of Cumulative Voting

If approved by the Company's shareholders, the elimination of the requirement of cumulative voting will become effective upon the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Board intends to file the Restated Articles of Incorporation as soon as practicable once shareholder approval is obtained.

No Appraisal Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the elimination of the requirement of cumulative voting.

Required Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 5.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO ELIMINATE THE REQUIREMENT OF CUMULATIVE VOTING.

                                OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact Mr. Evan Baergen, Green Fusion Corporation, 750 Terminal Avenue, Suite 208, Vancouver, BC V6A 2M5 Tel: (604) 713-8052.


                                       BY ORDER OF THE BOARD OF DIRECTORS

Date:  February 12, 2003
                                       /s/ L. Evan Baergen
                                       ----------------------------------------
                                       L. Evan Baergen, Chief Financial Officer
                                       GREEN FUSION CORPORATION

                                  EXHIBIT NO. 1

                                       TO

                                CONSENT STATEMENT










                      RESTATED ARTICLES OF INCORPORATION OF

                            GREEN FUSION CORPORATION

                                                         Filing Fee: ___________

                                                           Receipt #:___________

                       RESTATED ARTICLES OF INCORPORATION

                              (PURSUANT TO NRS 78)

                                 STATE OF NEVADA

                               Secretary of State


                                Article 1.  Name

The  name  of  the  Corporation  is:  HOUSE  OF  BRUSSELS  CHOCOLATES  INC.


                            Article 2.  Registered Agent

The name of the Resident Agent of the Corporation is Cane O'Neill Taylor, LLC. The address of the Resident Agent of the Corporation is 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, Nevada 89102.


                             Article 3.  Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is Sixty Four Million (64,000,000), of which Sixty Million (60,000,000) shares will be common stock, with a par value of $0.001 per share, and Four Million (4,000,000) shares will be preferred stock, with a par value of $0.001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

     (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

     (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

     (c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

     (d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

     (e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

     (f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

     (g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common
Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.


                          Article 4.  Board of Directors


     (a) Number of Directors. The number of the directors constituting the entire Board will be not less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

     (b) Vacancies. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.

                              Article 5.  Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under NRS 78.


                         Article 6.  Powers of Directors

In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     (a)  To  make,  alter,  amend  and  rescind the By-Laws of the Corporation.

     (b)  To  fix  the  amount  to  be  reserved  as  working  capital.

     (c)  To  fix  the  times  for  the  declaration  and  payment of dividends.

     (d) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

     (e) To sell, assign, transfer or otherwise dispose of the property of the Corporation as an entirety with the consent in writing or pursuant to the affirmative vote of the holders of a majority of the stock issued and outstanding, at a stock-holders' meeting duly called for that purpose.

     (f) To sell, assign, transfer, lease and in any lawful manner dispose of such portions of said property as the Board of Directors shall deem advisable, and to use and apply the funds received in payment therefor to the surplus account for the benefit of the Corporation, or the payment of dividends, or otherwise; provided that a majority of the whole Board concur therein, and further provided that the capital stock shall not be decreased except in accordance with the laws of Nevada.

     (g) By a resolution passed by a majority of the whole Board, under suitable provision of the By-Laws, to designate two or more of their numbers to constitute an executive committee, which committee shall have and exercise any and all of the powers of the Board of Directors which may be lawfully delegated in the management of the business and affairs of the Corporation, and shall have the authority to cause the seal of the Corporation to be affixed to all papers which may require it.

     (h) To determine from time to time whether (and if allowed, under what conditions and regulations) the accounts and books of the Corporation (other than the books required by law to be kept at the principal office of the Corporation in Nevada), or any of them shall be open to the inspection of the stockholders, and the stockholders' rights in this respect are and shall be restricted or limited accordingly.

                 Article 7.  Liability of Directors and Officers

An officer or director of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as an officer or director except for (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of the law and (b) the payment of dividends in violation of NRS 78.300.


               Article 8.  Indemnification of Officers and Directors

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint ventures, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification which such directors, officers, or representatives may have or hereafter acquire shall extend to all actions undertaken on behalf of the Corporation; and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any Bylaws, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the laws of the State of Nevada and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                              Article 9.  Amendment

The Corporation reserves the right to amend, alter or repeal any provisions contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.


                              OFFICERS' SIGNATURES
                              --------------------


________________________                    __________________________
L. EVAN BAERGEN                             GRANT PETERSEN,
PRESIDENT, SECRETARY & TREASURER            CHAIRMAN OF THE BOARD

                            GREEN FUSION CORPORATION
                                 CONSENT/PROXY

              CONSENT BY SHAREHOLDERS OF GREEN FUSION CORPORATION TO ACTION
                                WITHOUT A MEETING

         THIS CONSENT/PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of record of GREEN FUSION CORPORATION, a Nevada corporation (the "Company") hereby consents to each of the following corporate actions without a meeting pursuant to NRS 78.320 with respect to all shares of common stock of the Company held by the undersigned.

Please mark your votes as indicated:  [X]

IF NO DIRECTION IS MADE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED AND VOTED IN FAVOR OF THE REVERSE SPLIT, THE NAME CHANGE, THE DECREASE IN AUTHORIZED COMMON STOCK, THE CREATION OF PREFERRED STOCK AND THE REMOVAL OF THE REQUIREMENT OF CUMULATIVE VOTING.

1. Resolved that the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each five currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock be approved.

               CONSENT          WITHOLD CONSENT          ABSTAIN
               [__]             [__]                     [__]

2. Resolved that the Articles of Incorporation of the Company be amended to change the name of the Company from "GREEN FUSION CORPORATION" to "HOUSE OF BRUSSELS CHOCOLATES INC."

               CONSENT          WITHOLD CONSENT          ABSTAIN
               [__]             [__]                      [__]

3. Resolved that the Articles of Incorporation of the Company be amended to decrease the number of authorized shares of common stock of the Company to 60,000,000 shares.

               CONSENT          WITHOLD CONSENT          ABSTAIN
               [__]             [__]                     [__]

4. Resolved that the Articles of Incorporation of the Company be amended to create an authorized class of 4,000,000 shares of preferred stock.

               CONSENT          WITHOLD CONSENT          ABSTAIN
               [__]             [__]                     [__]

5. Resolved that the Articles of Incorporation of the Company be amended to remove the requirement of cumulative voting for the election of directors of the Company.

               CONSENT          WITHOLD CONSENT          ABSTAIN
               [__]             [__]                     [__]


IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Total Number of Shares Held:          _________________________  Shares
                                      (Will apply to all shares held by the
                                       Shareholder if not specified)


Please Print Name of Shareholder:     _______________________________

Date of Execution                     __________________________, 2003


                                      _______________________________
                                      Signature of Shareholder

                                      _______________________________
                                      Signature of Shareholder, if held jointly